Exhibit 10.2

LOAN MODIFICATION AGREEMENT AND WAIVER

THIS LOAN MODIFICATION AGREEMENT AND WAIVER (“Amendment”) is dated effective as of May 11, 2016 by and among FOUNDATION HEALTHCARE, INC., an Oklahoma corporation (“Borrower”), the lenders from time to time party to the Credit Agreement (collectively, “Lenders” and individually, a “Lender”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent and L/C Issuer (the “Administrative Agent”).

RECITALS

A. Administrative Agent, Lenders and Borrower are parties to that certain Credit Agreement, dated as of December 31, 2015 (the “Credit Agreement”).

B. Borrower has requested that Administrative Agent and the Lenders, among other things:

(i) waive certain Events of Default as more specifically provided herein;

(ii) increase the Revolving Credit Commitments from $12,500,000 to $15,500,000 temporarily, from the date hereof until July 31, 2016; and

(iii) consent to the following:

(a) the acquisition by Foundation Surgical Hospital Holdings, LLC, a Guarantor, of 51% of the outstanding Equity Interests of Ninety Nine Healthcare Management, LLC,

(b) the sale of 100% of the Equity Interests held by Foundation Surgery Holdings, LLC, a Guarantor, in Summit Medical Center, LLC, a Non-Controlled Hospital Entity,

(c) the sale of 49% of the Equity Interest of Foundation Surgery Affiliates, LLC, a Guarantor,

(d) the issuance of warrants for the purchase of Equity Interests in the Houston Hospital to certain physicians, and

(e) the issuance of Equity Interests of the Borrower to employees in lieu of cash bonuses.

C. Administrative Agent and the Lenders are willing to permit such modifications subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

Recitals and Definitions

Section 1.01.  Recitals.  The foregoing recitals are hereby incorporated into and made a part of this Amendment for all purposes.

Section 1.02.  Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.  Definitions contained in the Credit Agreement, as amended hereby, and in the other Loan Documents which identify agreements, instruments or documents shall be deemed to include all amendments and supplements to such agreements, instruments and documents and, without any obligation on the part of Lender to enter into any future amendments, modifications or supplements, all future amendments, modifications, and supplements thereto entered into from time to time.

ARTICLE II

Waiver of Event of Default; Etc.

Section 2.01.  Event of Default.  Pursuant to Section 7.1 of the Credit Agreement, Borrower was required to deliver to Administrative Agent (a) within 45 days after the last day of the calendar month ended December 31, 2015, (i) an unaudited financial report of the Borrower Entities, (ii) a Borrowing Base Report, and (iii) a listing of accounts receivable and accounts payable; (b) within 45 days of the quarter ended December 31, 2015, (i) an unaudited financial report of the Houston Hospital and (ii) a Compliance Certificate; and (c) within 30 days of the beginning of 2016, an operating budget.  Borrower failed to timely make such deliveries (collectively, the “Current Defaults”) which, under Section 10.1(b), constitutes one or more Events of Default.

Section 2.02.  Waiver of Current Defaults.  Subject to satisfaction of the other conditions set forth in this Amendment, each of the Administrative Agent and Lenders hereby waives the Current Defaults.  This waiver is limited to the Current Defaults and shall not be deemed to be a waiver of any other provision of the Loan Documents.  Neither the execution by Administrative Agent and the Lenders of this Amendment, nor any other act or omission by the Administrative Agent and the Lenders in connection herewith, shall be deemed a waiver by the Administrative Agent and the Lenders of any other Default or Event of Default which may exist or which may occur in the future under the Credit Agreement or any other Loan Document (collectively “Other Violations”).  Similarly, nothing contained in this Amendment shall, directly or indirectly, in any way whatsoever, either (a) impair, prejudice or otherwise adversely affect the rights of the Administrative Agent and Lenders at any time to exercise any right, privilege, or remedy in connection with the Loan Documents with respect to any Other Violations, or (b) constitute any course of dealing or other basis for altering any obligation of Borrower or any Obligated Party or any right, privilege, or remedy of Lender under the Loan Documents.  Nothing in this Amendment shall be construed to be a consent or waiver by the Administrative Agent or any Lender to any Other Violations.

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ARTICLE III

Consents

Section 3.01.  Acquisition of Equity Interests in Ninety Nine Healthcare Management, LLC.  Borrower has informed the Administrative Agent and the Lenders that Foundation Surgical Hospital Holdings, LLC, a Guarantor, desires to acquire 51% of the outstanding Equity Interests of Ninety Nine Healthcare Management, LLC, a Texas limited liability company (“Ninety Nine Healthcare”), a physician practice management company, for $440,000 in cash, utilizing an advance under the Revolving Credit Facility, and 900,000 shares of common stock of the Borrower pursuant to the terms of the Membership Interest Purchase Agreement dated March 1, 2016 and amendment thereto dated May 11, 2016 attached hereto as Exhibit A (the “Ninety Nine Healthcare Transaction”).  The Administrative Agent and Lenders hereby consent to the Ninety Nine Healthcare Transaction as described herein.  On the date of closing of the Ninety Nine Healthcare Transaction, (a) Borrower shall deliver to Administrative Agent a true, correct and complete copy of the acquisition documents, and (b) Borrower shall cause Ninety Nine Healthcare to execute (i) an Intercompany Note payable to the Borrower in the principal amount of $440,000, which will be assigned, and the original thereof will be delivered, to Administrative Agent; and (ii) a security agreement in favor of Borrower granting a lien on substantially all of the assets of Ninety Nine Healthcare.  In addition, within ninety (90) days of the closing date of the Ninety Nine Healthcare Transaction, Borrower shall cause (A) Ninety Nine Healthcare to execute a control agreement in form and substance reasonably satisfactory to the Administrative Agent among Ninety Nine Healthcare, the Borrower and the Administrative Agent, (B) Ninety Nine Healthcare to use Texas Capital Bank as its principal depository bank, including for the maintenance of business, cash management, operating and administrative deposit accounts, and, to the extent accounts are maintained with a financial institution other than Texas Capital Bank, enter into control agreements in form and substance satisfactory to Administrative Agent, and (C) Ninety Nine Healthcare to have no subsidiaries or own any Equity Interests in any Person other than Ninety Nine Human Resources, LLC.  Notwithstanding anything to the contrary contained in the Loan Documents, none of the Borrower Entities shall make any advance, distribution or loan to, or other investment in, Ninety Nine Healthcare unless the amount thereof is subject to repayment pursuant to the terms of an Intercompany Note assigned to Administrative Agent.

Section 3.02.  Sale of Equity Interest in Summit Medical Center.  Borrower has informed the Administrative Agent and the Lenders that Foundation Surgery Holdings, LLC, a Guarantor, (a) desires to sell 100% of its Equity Interests of Summit Medical Center, LLC, a Non-Controlled Hospital Entity for an amount in excess of $1,200,000 and (b) upon consummation of the sale, 100% of the proceeds will be delivered to the Administrative Agent for application, first, to outstanding amounts under the Revolving Credit Loans and, second, to prepay the Term Loans (the “Summit Transaction”).  The Administrative Agent and Lenders hereby consent to the Summit Transaction as described herein; provided, however, that such consent shall not be effective until such time as the Administrative Agent receives, reviews and approves, in its reasonably discretion, the terms of and documents evidencing the Summit Transaction and provides written notice to the Borrower thereof.  Immediately upon consummation of the Summit Transaction (and approval thereof by the Administrative Agent as set forth herein), (i) Summit Medical Center, LLC shall no longer be a Non-Controlled Hospital Entity under the Credit Agreement and (ii) Borrower shall deliver to Administrative Agent (x) a true, correct and complete copy of the transaction documents and (y) 100% of the proceeds.

Section 3.03.  Sale of Equity Interest in Foundation Surgery Affiliates, LLC.  Borrower has informed the Administrative Agent and the Lenders that TSH Acquisition, LLC, a Guarantor, (a) desires to sell 49% of its Equity Interests of Foundation Surgery Affiliates, LLC, a Guarantor, for an amount in excess of $2,500,000 and (b) upon consummation of the sale, 100% of the proceeds will be delivered to the Administrative Agent for application, first, to outstanding amounts under the Revolving Credit Loans and, second, to prepay the Term Loans (the “Ambulatory Surgery Division Transaction”).  The

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Administrative Agent and Lenders hereby consent to the Ambulatory Surgery Division Transaction as described herein; provided, however, that such consent shall not be effective until such time as the Administrative Agent receives, reviews and approves, in its reasonably discretion, the terms of and documents evidencing the Ambulatory Surgery Division Transaction and provides written notice to the Borrower thereof..  Immediately upon consummation of the Ambulatory Surgery Division Transaction, Borrower shall deliver to Administrative Agent (a) a true, correct and complete copy of the transaction documents and (b) 100% of the proceeds.

Section 3.04.  Issuance of Warrants in the Houston Hospital to Physicians.  Borrower has informed the Administrative Agent and the Lenders that Borrower desires to issue to physicians at the Houston Hospital (the “Houston Hospital Warrant Transaction”) up to 98 Interests at $50,000 per interest.  Each “Interest” will consist of one Class A Unit in Houston Hospital and 10,000 shares of the common stock of Foundation Healthcare, Inc. The issuance of the warrants will terminate on June 30, 2016, and the warrants will expire on June 30, 2019.  The Administrative Agent and Lenders hereby consent to the Houston Hospital Warrant Transaction as described herein.

Section 3.05.  Issuance of Stock in Borrower.  Borrower has informed the Administrative Agent and the Lenders that the Borrower desires to issue common stock to its employees in lieu of cash bonuses from time to time in accordance with its long term incentive plan and otherwise in the ordinary course of business (the “Stock Bonus Transactions”).  The Administrative Agent and Lenders hereby consent to the Stock Bonus Transactions as described herein.

Section 3.06.  El Paso Sale Transaction.  Borrower has informed the Administrative Agent and the Lenders that Foundation Surgical Hospital Holdings, LLC, a Guarantor, (a) desires to sell its real property for a purchase price of not less than $1,400,000 and (b) upon consummation of the sale, 100% of the proceeds will be delivered to the Administrative Agent for application, first, to outstanding amounts under the Revolving Credit Loans and, second, to prepay the Term Loans (the “El Paso Transaction”).  The Administrative Agent and Lenders hereby consent to the El Paso Transaction as described herein; provided, however, that such consent shall not be effective until such time as the Administrative Agent receives, reviews and approves, in its reasonably discretion, the terms of and documents evidencing the El Paso Transaction and provides written notice to the Borrower thereof.  Immediately upon consummation of the El Paso Transaction, Borrower shall deliver to Administrative Agent (a) a true, correct and complete copy of the transaction documents and (b) 100% of the proceeds.

ARTICLE IV

Amendments to Credit Agreement

Section 4.01.  Definition of Change of Control.  Section 1.1 of the Credit Agreement is amended by amending and restating clause (f) of the definition of Change of Control to read as follows:

(f) Borrower ceases to own, directly or indirectly, at least 51% of any Controlled Hospital Entity or Ninety Nine Healthcare;

Section 4.02.  Definition of Houston Hospital.  Section 1.1 of the Credit Agreement is amended by amending and restating the definition of Houston Hospital to read as follows:

“Houston Hospital” means University General Hospital, LLC, a Texas limited liability company (f/k/a University General Hospital, LP, a Texas limited partnership).

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Section 4.03.  Definition of Intercompany Note.  Section 1.1 of the Credit Agreement is amended by amending and restating the definition of Intercompany Note to read as follows:

“Intercompany Note” means a promissory note in substantially the form of Exhibit K evidencing advances made by Borrower to a Controlled Hospital Entity and/or Ninety Nine Healthcare from the proceeds of the Loans.

Section 4.04.  Definition of Intercompany Note Documents.  Section 1.1 of the Credit Agreement is amended by amending and restating the definition of Intercompany Note Documents to read as follows:

“Intercompany Note Documents” means each Intercompany Note, Controlled Hospital Entity Control Agreement, Controlled Hospital Entity Security Agreement, Ninety Nine Healthcare Control Agreement, Ninety Nine Healthcare Security Agreement and each other document, instrument or agreement executed or delivered in connection with the foregoing.

Section 4.05.  Definition of Material Adverse Event.  Section 1.1 of the Credit Agreement is amended by amending and restating the definition of Material Adverse Event to read as follows:

“Material Adverse Event” means any act, event, condition, or circumstance which could materially and adversely affect (a) the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of any of the Borrower Entities, Ninety Nine Healthcare or Non-Controlled Hospital Entities, taken as a whole; (b) the ability of any Obligated Party to perform its obligations under any Loan Document to which it is a party; (c) the ability of any Controlled Hospital Entity or Ninety Nine Healthcare to perform its obligations under the Intercompany Note Documents; or (d) the legality, validity, binding effect or enforceability against any Obligated Party of any Loan Document to which it is a party.

Section 4.06.  Definitions of Ninety Nine Healthcare, Ninety Nine Healthcare Control Agreement, and Ninety Nine Healthcare Security Agreement.  Section 1.1 of the Credit Agreement is amended by adding the following definitions in their proper alphabetical order to read as follows:

“Ninety Nine Healthcare” means Ninety Nine Healthcare Management, LLC, a Texas limited liability company.

“Ninety Nine Healthcare Control Agreement” means a deposit account control agreement in substantially the form of Exhibit I among Ninety Nine Healthcare, as borrower, Borrower, as lender, and Agent, as depository bank.

“Ninety Nine Healthcare Security Agreement” means a security agreement in substantially the form of Exhibit J, pursuant to which Ninety Nine Healthcare grants to Borrower a security interest in substantially all of its assets.

Section 4.07.  Letter of Credit Fees Payable in Arrears.  Section 2.4(b) of the Credit Agreement is amended by amending and restating the third and fourth sentence to read as follows:

Letter of Credit Fees for each commercial and standby Letter of Credit shall computed on a quarterly basis and be payable in arrears on the first Business Day of each April, July, October and January thereafter so long as such Letter of Credit remains outstanding.

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Section 4.08.  Uncommitted Increase in Revolving Credit Commitment of $3,000,000.

(a) Maturity Date – Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of Maturity Date to read as follows:

“Maturity Date” means (a) with respect to the Revolving Credit Facility, December 30, 2018, or such earlier date on which the Revolving Credit Commitment of each Revolving Credit Lender terminates as provided in this Agreement; provided that any and all amounts outstanding under the May 2016 Temporary Advance shall be due and payable on July 31, 2016, and (b) with respect to the Term Loan Facility, December 30, 2020; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next succeeding Business Day.

(b) Minimum Amount of Uncommitted Increase – Section 2.10(a) of the Credit Agreement is hereby amended by amending and restating the proviso to read as follows:

provided that any such request for an increase shall be in a minimum amount of $1,500,000.

(c) Increase and Advance – Section 2.10 of the Credit Agreement is hereby amended by adding clause (g) to read as follows:

(g) May 2016 Temporary Advance.  Subject to the terms and conditions of this Agreement, each Lender listed on Annex I attached to that certain Loan Modification and Waiver dated May 11, 2016 severally agrees to make one or more revolving credit loans to Borrower from time to time from May 11, 2016 until July 31, 2016 in an aggregate principal amount for such Lender at any time outstanding up to but not exceeding the amount listed on Annex 1 (the “May 2016 Temporary Advance”).  Each May 2016 Temporary Advance shall be deemed to be a Revolving Credit Borrowing, shall be evidenced by a separate Revolving Credit Note, and the Revolving Credit Commitment of each Revolving Credit Lender shall, until the May 2016 Temporary Advance is paid in full, be deemed amended to take into account such advances.  Borrower agrees that any and all May 2016 Temporary Advances, as determined by the Administrative Agent, shall be paid in full on or before July 31, 2016.  Each of the Lenders acknowledges and agrees that, so long as any amount remains outstanding under this clause (g), payments on the Obligations to be applied to the Revolving Credit Loans shall be applied first to the advances hereunder.

Section 4.09.  Landlord Waivers and Control Agreements.  Section 7.17(b) and (c) of the Credit Agreement are amended and restated to read as follows:

(b) Borrower shall use reasonable efforts to obtain landlord waivers not later than June 30, 2016 in form and substance reasonably satisfactory to the Administrative Agent executed by the landlords of all locations leased by the Controlled Hospital Entities and the Borrower.

(c) Not later than June 30, 2016, Borrower shall have executed, and caused each of the Controlled Hospital Entities to execute, Controlled Hospital Entity Control Agreements in form and substance reasonably satisfactory to Administrative Agent.

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ARTICLE V

Conditions

Section 5.01.  Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, in form and substance satisfactory to Lender, unless specifically waived in writing by Administrative Agent:

(a) Administrative Agent shall have received this Amendment originally executed and delivered by Borrower and the Lenders;

(b) Administrative Agent shall have received an Authority Certificate executed by an officer of Borrower;

(c) Administrative Agent shall have received an acknowledgment and consent from the Guarantors in the form attached hereto as Annex II;

(d) Administrative Agent shall have received from Borrower additional Revolving Credit Notes taking into account the amount of the May 2016 Temporary Advance;

(e) Administrative Agent shall have received Intercompany Note Documents with respect to Ninety Nine Healthcare, including an originally executed Intercompany Note assigned to the Administrative Agent and a UCC-1 Financing Statement listing Ninety Nine Healthcare as the debtor and Borrower as the secured party to be filed with the Texas Secretary of State and assigned to Administrative Agent;

(f) Administrative Agent shall have received a revised Schedule 3.10 to that certain Security Agreement dated December 31, 2015 between Guarantors and Administrative Agent reflecting the addition of the Equity Interests of Ninety Nine Healthcare, which schedule will be attached by the Administrative Agent and each of the other parties to their respective copies of the Security Agreement to replace any prior Schedule 3.10 attached thereto;

(g) Administrative Agent shall have received such UCC lien searches as Administrative Agent may require;

(h) The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and in each other Loan Document, as amended of even date herewith, shall be true and correct as of the date hereof, as if made on the date hereof;

(i) Except for the Current Defaults, no Default or Event of Default shall have occurred and be continuing;

(j) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Lender;

(k) Administrative Agent shall have received from Borrower payment of all expenses incurred by Lender to date, including reasonable attorneys’ fees and costs; and

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(l) Lender shall have received such other documents, instruments or certificates as Lender and its counsel may reasonably require, including such documents as Lender in its sole discretion deems necessary or appropriate to effectuate the terms and conditions of this Amendment and the Loan Documents.

ARTICLE VI

Ratifications, Representations and Warranties

Section 6.01.  Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Credit Agreement, as amended, and the other Loan Documents, as amended, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 6.02.  Representations and Warranties.  Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and do not and will not conflict with or violate any provision of any applicable law, the organizational documents of, or any agreement, document, judgment, license, order or permit applicable to or binding upon any of the Borrower; and no consent, approval, authorization or order of and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;

(b) the representations and warranties contained in the Credit Agreement, as amended, and in each of the other Loan Documents, as amended, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

(c) Except for the Current Defaults, Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended, and in each of the other Loan Documents, as amended; and

(d) Borrower acknowledges and agrees that each of the Administrative Agent and Lenders is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended, and in each of the other Loan Documents, as amended.

Section 6.03.  Renewal and Extension of Security Interests and Liens.  Borrower hereby acknowledges, ratifies, reaffirms and renews the liens and security interests created by and granted in the Loan Documents in all of the assets of Borrower and Guarantors now or hereafter owned (collectively, together with any and all substitutes, replacements and proceeds thereof, the “Collateral”).  Borrower agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Credit Agreement as herein provided, and to carry forward all liens and security interest securing same, which are acknowledged by Borrower to be valid and subsisting, perfected in favor of Lender and prior in right and interest over any other liens or security

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interests existing on the Collateral.  Borrower covenants and agrees that no security interests or liens exist on the Collateral, except in favor of Lender and as otherwise expressly permitted in the Credit Agreement.

Section 6.04.  Modification.  Borrower acknowledges and agrees that (a) this Amendment shall not constitute a novation or otherwise extinguish the Obligations evidenced by the Credit Agreement, as amended, or the other Loan Documents, as amended; (b) the Obligations shall be paid in accordance with the terms and conditions of the Credit Agreement, as amended, and the other Loan Documents, as amended; and (c) neither Borrower nor any Guarantor has any right of offset, defense, or counterclaim to the payment and performance of the Notes or any of the other Obligations under the Credit Agreement, as amended, or any other Loan Document, as amended.  Neither the Administrative Agent nor the Lenders have made any commitment, either express or implied, to extend the maturity date of the Notes, or to provide Borrower with any financing, beyond the maturity date of the Notes, it being expressly acknowledged and agreed to by Borrower that the Obligations shall be due and payable in full as set forth in the Loan Documents.

ARTICLE VII

Miscellaneous

Section 7.01.  Survival of Representations and Warranties.  All representations and warranties made in this Amendment, the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent and Lenders to rely upon them.

Section 7.02.  Reference to Credit Agreement and the Other Loan Documents.  Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement and the other Loan Documents, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement or any other Loan Document shall mean a reference to the Credit Agreement and the other Loan Documents as amended hereby or of even date herewith, and as may be further amended from time to time.

Section 7.03.  Expenses of Lender.  As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Administrative Agent’s legal counsel, and all reasonable costs and expenses incurred by Administrative Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.

Section 7.04.  RELEASE.  BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO PAY AND PERFORM THE OBLIGATIONS UNDER THE LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT AND LENDERS.  BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, LENDERS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, ATTORNEYS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION,

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DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, AS AMENDED, OR OTHER LOAN DOCUMENTS, AS AMENDED, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT (COLLECTIVELY, THE “RELEASED CLAIMS”).  WITHOUT LIMITING ANY PROVISION OF THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT THE RELEASED CLAIMS INCLUDE ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE CONTRIBUTORY OR ORDINARY NEGLIGENCE OF THE RELEASED PARTIES (OR ANY OF THEM).

Section 7.05.  Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable in such jurisdiction.

Section 7.06.  APPLICABLE LAW.  THIS AMENDMENT AND, EXCEPT AS OTHERWISE SET FORTH THERIN, THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Section 7.07.  Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrower, and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.

Section 7.08.  Counterparts; Facsimiles.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile or portable document format (pdf) shall be equally as effective as delivery of an executed original counterpart and shall constitute a covenant to deliver an executed original counterpart, but the failure to do so shall not affect the validity, enforceability and binding effect of this Amendment.

Section 7.09.  Further Assurances.  Borrower shall execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents and agreements, and shall take or cause to be taken such actions as the Administrative Agent may, from time to time, reasonably request to carry out the terms of this Amendment and the other Loan Documents.

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Section 7.10.  Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 7.11.  ENTIRE AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED, REPRESENT THE ENTIRE AGREEMENT AMONG THE PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 7.12.  Amendment as a Loan Document.  This Amendment constitutes a Loan Document and any failure of the Borrower to comply with the terms and conditions of this Amendment shall result in an Event of Default under the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

ADMINISTRATIVE AGENT:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ DEBORAH T. PURVIN
Deborah T. Purvin, Senior Vice President

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BORROWER:

FOUNDATION HEALTHCARE, INC.

By:	/s/ STANTON M. NELSON
Stanton M. Nelson, CEO

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LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ DEBORAH T. PURVIN
Deborah T. Purvin, Senior Vice President

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LENDER:

LEGACYTEXAS BANK

By:	/s/ SPENCER STOCKWELL
Spencer Sockwell, Corporate Heathcare Banking -- Manager

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LENDER:

INTRUST BANK, NATIONAL ASSOCIATION

By:	/s/ ROGER G. EASTWOOD
Roger G. Eastwood, Division Director, Complex Credits

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